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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 29, 1998 included in EVI, Inc.'s Form 10-K for the fiscal year ended December 31, 1997, as amended, and to all references to our Firm included in this Registration Statement.


ARTHUR ANDERSEN LLP

Houston, Texas
May 26, 1998